EXHIBIT 10.1

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is effective as of July 13, 2006, by and between PETCO Animal Supplies, Inc., a Delaware corporation (“Parent”), PETCO Animal Supplies Stores, Inc., a Delaware corporation (the “Operating Company”) and Brian K. Devine (“Executive”).

RECITALS

A.	Parent, the Operating Company and Executive are parties to that certain Amended and Restated Employment Agreement effective as of October 2, 2000, as amended by that certain First Amendment to Employment Agreement effective as of June 27, 2005 (as amended, the “Employment Agreement”).

B.	The parties desire to amend the Employment Agreement as set forth below with respect to the definition of “Change of Control” as used in the Employment Agreement.

C.	Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Employment Agreement. All Section reference in this Amendment are to Sections of the Restated Agreement.

AGREEMENT

In consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Section 5(q). Section 5(q) of the Employment Agreement is hereby amended to strike the following parenthetical: “(other than B.D. Recapitalization Holdings LLC, its members and its co-investors (“BUYER”) or their affiliates or a group in which Buyer or its affiliates are the controlling participants).”

2.	Miscellaneous. This Amendment shall be and is hereby incorporated in and forms a part of the Employment Agreement. All other terms and provisions of the Employment Agreement shall remain unchanged except as specifically modified herein. The Employment Agreement, as amended by this Amendment, is hereby ratified and confirmed.

IN WITNESS HEREOF, the parties have executed this Amendment as of the date set forth above.

PARENT:

PETCO ANIMAL SUPPLIES, INC.

By:	/s/ Rodney Carter
Rodney Carter
Its:	Senior Vice President and Chief Financial Officer

OPERATING COMPANY:

PETCO ANIMAL SUPPLIES STORES, INC.

By:	/s/ Rodney Carter
Rodney Carter
Its:	Senior Vice President and Chief Financial Officer

EXECUTIVE:

/s/ Brian K. Devine
Printed Name:	Brian K. Devine

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